UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 9, 2006

WENDY'S INTERNATIONAL, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	001-08116	31-0785108
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4288 West Dublin-Granville Road, Dublin, Ohio		43017
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-764-3100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 9, 2006, the Board of Directors named Kerrii Anderson the Company's Chief Executive Officer and President. Mrs. Anderson had been serving as interim Chief Executive Officer and President since April 17, 2006. Mrs. Anderson also serves as a director of the Company, Laboratory Corporation of American Holdings and Tim Hortons Inc. Additional information on the business experience of Mrs. Anderson is set forth in the press release attached hereto as Exhibit 99(a).

Item 7.01 Regulation FD Disclosure.

On November 9, 2006, the Company issued two press releases. One of the press releases announced the appointment of Kerrii Anderson as Chief Executive Officer and President of the Company and disclosed other information. A copy of this press release is attached hereto as Exhibit 99(a). The other press release reported the Company's October sales results and disclosed other information. A copy of this press release is attached hereto as Exhibit 99(b).

Item 8.01 Other Events.

On November 9, 2006, the Company's press releases contained the following statements, which are filed herewith:

Wendy's International, Inc. today announced that its Board of Directors has named Kerrii Anderson as Chief Executive Officer and President of the Company.

The Company commenced on October 18 a modified "Dutch Auction" tender offer to purchase up to 22.2 million of its common shares in a price range of $33.00 to $36.00 per share, for a maximum aggregate repurchase price of up to $800 million. The shares sought represent approximately 19% of the Company's shares outstanding as of October 12, 2006. The tender offer will expire, unless extended by Wendy's, at 5 p.m., Eastern Time, on November 16, 2006.

The company has retained JP Morgan Securities Inc. and Goldman, Sachs & Co. to serve as Co-Dealer Managers for the tender offer. Requests for documents may be directed to Georgeson Inc., the information agent, at (866) 277-0928. Questions regarding the tender offer may be directed to JP Morgan Securities Inc. by calling toll-free at (877) 371-5947 or to Goldman, Sachs & Co. by calling toll-free at (800) 323-5678.

This announcement is not an offer to purchase or a solicitation of an offer to sell with respect to any securities. The tender offer is being made solely by the Offer to Purchase dated October 18, 2006.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99(a) - Press release announcing the appointment of Kerrii Anderson as Chief Executive Officer and President dated November 9, 2006.

Exhibit 99(b) - Press release reporting the Company's October sales results dated November 9, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WENDY'S INTERNATIONAL, INC.

November 9, 2006	By:	Kerrii B. Anderson

Name: Kerrii B. Anderson
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

99.a	Press release announcing the appointment of Kerrii Anderson as Chief Executive Officer and President dated November 9, 2006
99.b	Press release reporting the Company's October sales results dated November 9, 2006